EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:	R. Bruce Andrews	Mark L. Desmond
	President & CEO	Senior Vice President & CFO
	(949) 718-4400	(949) 718-4400

NATIONWIDE REPORTS SECOND QUARTER RESULTS

(NEWPORT BEACH, California, July 24, 2003) … Nationwide Health Properties, Inc. (NYSE:NHP) announced today results of its operations for the second quarter of 2003 and the six months ended June 30, 2003.

Revenues for the second quarter of 2003 were $40,570,000 versus $36,404,000 a year ago, and net income available to common stockholders was $12,173,000 ($0.22 per share) compared to $13,284,000 ($.27 per share) in the second quarter of 2002. Funds from operations (FFO) was $22,809,000 ($0.41 per diluted share) compared with $21,996,000 ($.45 per diluted share) for the second quarter of 2002. (FFO is a non-GAAP measure that the Company believes is important to an understanding of its operations; a reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.)

Revenues for the six months ended June 30, 2003 were $80,840,000 versus $73,262,000 a year ago and net income available to common stockholders was $23,163,000 ($0.44 per share) compared to $11,230,000 ($0.23 per share) for the six months ended June 30, 2002. For the six months ended June 30, 2003 diluted FFO per share was $0.87 versus $0.89 for the six months ended June 30, 2002.

“Our earnings for the second quarter were in line with management’s expectations,” said R. Bruce Andrews, President & Chief Executive Officer. “Although our recent $115 million common stock offering caused some per share earnings dilution, the Company has benefited from the additional liquidity and improved cost of capital which will enable us to be much more competitive in investment opportunities,” said R. Bruce Andrews, President and Chief Executive Officer.

The Company continues to project diluted per share funds from operations for 2003 to range between $1.71 and $1.73. Diluted FFO per share is predicated on a diluted earnings per share range of $0.91 to $0.93, adjusted for real estate depreciation of $0.80, impairments of assets of $0.01 and gains on sale of facilities of $(0.01).

The Company has scheduled a conference call and webcast later today at 1:00 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended June 30, 2003. The conference call is accessible by dialing 877-356-5705 or by logging on to our website at www.nhp-reit.com and selecting the News, Filings, Governance page on the menu bar. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PDT that day until midnight Thursday, July 31, 2003. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 1814234. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities.

The Company and its joint venture have investments in 381 facilities in 38 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

###

Certain information contained in this news release includes forward-looking statements. Forward looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward looking terminology such as “may”, “will”, “anticipates”, “expects”, “believes”, “intends”, “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. Such statements speak only as of the date hereof and we assume no obligation to update such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: the effect of economic and market conditions and changes in interest rates; the general distress of the healthcare industry; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; continued deterioration of the operating results or financial condition, including bankruptcies, of our tenants; the ability of the Company to attract new operators for certain facilities; occupancy levels at certain facilities; the ability of our operators to repay deferred rent or loans in future periods; our ability to attract new operators for certain facilities; occupancy levels at certain facilities; our ability to sell certain facilities for their book value; the amount and yield of any additional investments; changes in tax laws and regulations affecting real estate investment trusts; access to the capital markets and the cost of capital; and changes in the ratings of our debt securities. Some of these risk factors are described from time to time in the SEC reports filed by the Company.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

JUNE 30, 2003

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenues:
Rental income	$37,272	$32,958	$74,281	$65,535
Interest and other income	3,298	3,446	6,559	7,727

	40,570	36,404	80,840	73,262
Expenses:
Interest & amortization of deferred financing costs	14,508	12,528	29,638	25,029
Depreciation and amortization	10,856	8,345	21,417	16,396
General and administrative	2,040	1,596	3,901	3,604
Impairment of assets	—	—	—	12,472

	27,404	22,469	54,956	57,501

Income before unconsolidated entities	13,166	13,935	25,884	15,761
Income from unconsolidated joint venture	489	359	982	359

Income from continuing operations	13,655	14,294	26,866	16,120
Discontinued operations
Gain on sale of facilities	444	102	444	102
Income/(loss) from discontinued operations	(7)	807	(308)	(1,153)

	437	909	136	(1,051)

Net income	14,092	15,203	27,002	15,069
Preferred stock dividends	(1,919)	(1,919)	(3,839)	(3,839)

Net income available to common stockholders	$12,173	$13,284	$23,163	$11,230

Adjustments for funds from operations:
Depreciation and amortization	10,856	8,345	21,417	16,396
Depreciation in income from joint venture	187	153	374	153
Depreciation in discontinued operations	37	316	150	832
Gain on sale of facilities	(444)	(102)	(444)	(102)
Impairment of assets in discontinued operations	—	—	645	2,065
Impairment of assets	—	—	—	12,472

Funds From Operations (“FFO”) available to common stockholders(1)	$22,809	$21,996	$45,305	$43,046

Basic/diluted per share amounts available to common stockholders:

Income from continuing operations	$0.21	$0.25	$0.44	$0.25

Net income	$0.22	$0.27	$0.44	$0.23

Funds from operations(1)	$0.41	$0.45	$0.87	$0.89

Weighted average shares outstanding	55,451	49,181	52,362	48,583

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it is predicated on operating funds flow analysis and is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

JUNE 30, 2003

(IN THOUSANDS)

	June 30,	December 31,
	2003	2002
ASSETS
Investments in real estate:
Real estate properties
Land	$153,692	$154,563
Buildings and improvements	1,309,303	1,299,625

	1,462,995	1,454,188
Less accumulated depreciation	(244,189)	(224,400)

	1,218,806	1,229,788
Mortgage loans receivable, net	100,442	99,292
Investment in unconsolidated joint venture	15,087	16,115

	1,334,335	1,345,195
Cash and cash equivalents	9,186	8,387
Receivables	4,552	4,429
Assets held for sale	6,337	9,682
Other assets	45,981	42,240

	$1,400,391	$1,409,933

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$48,000	$107,000
Senior notes due 2003—2038	579,750	614,750
Notes and bonds payable	110,386	111,303
Accounts payable and accrued liabilities	41,915	47,740
Stockholders’ equity:
Preferred stock	100,000	100,000
Common stock	5,880	4,916
Capital in excess of par value	722,050	610,173
Cumulative net income	707,513	680,511
Cumulative dividends	(915,103)	(866,460)

Total stockholders’ equity	620,340	529,140

	$1,400,391	$1,409,933

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2003

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	94%
MORTGAGE LOANS RECEIVABLE	6%

100%

ASSISTED LIVING FACILITIES	47%
SKILLED NURSING FACILITIES	39%
CONTINUING CARE RETIREMENT COMMUNITIES	13%
OTHER	1%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT
ASSISTED LIVING FACILITIES	128	$722,551,000	$71,222	PER UNIT
SKILLED NURSING FACILITIES	159	$537,285,000	$29,567	PER BED
CONTINUING CARE RETIREMENT COM.	11	$186,088,000	$63,576	PER BED/UNIT
REHABILITATION HOSPITAL	1	$10,710,000	$178,500	PER BED
LONG-TERM ACUTE CARE HOSPITAL	1	$6,361,000	$113,589	PER BED
MORTGAGE LOANS RECEIVABLE
	FACILITIES	INVESTMENT
SKILLED NURSING FACILITIES	26	$69,410,000	$21,752	PER BED
ASSISTED LIVING FACILITIES	4	$18,039,000	$39,998	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	$12,993,000	$52,391	PER BED/UNIT

	2003	2002	2001
TOTAL RENT COVERAGE—MATURE FACILITIES
ASSISTED LIVING FACILITIES	1.34	1.42	1.67
SKILLED NURSING FACILITIES	1.63	1.71	1.57
CONTINUING CARE RETIREMENT COMMUNITIES	1.48	1.47	1.69
OCCUPANCY—MATURE FACILITIES
ASSISTED LIVING FACILITIES	88%	88%	89%
SKILLED NURSING FACILITIES	83%	84%	87%
CONTINUING CARE RETIREMENT COMMUNITIES	90%	90%	92%
PERCENT PRIVATE PAY AND MEDICARE
ASSISTED LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	30%	29%	28%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2003

INVESTMENT BY OPERATOR

(excluding assets held for sale)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
ALTERRA HEALTHCARE CORPORATION*	54	$193,261,000	12%	13%
AMERICAN RETIREMENT CORPORATION*	16	186,101,000	12%	12%
ATRIA SENIOR LIVING GROUP	17	124,329,000	8%	12%
BEVERLY ENTERPRISES, INC.*	30	97,311,000	6%	9%
SENIOR SERVICES OF AMERICA	10	69,948,000	5%	1%
LAUREATE GROUP	4	69,702,000	4%	4%
COMPLETE CARE SERVICES	33	66,070,000	4%	5%
NEXION HEALTH MANAGEMENT, INC.	23	59,339,000	4%	5%
AMERICAN SENIOR LIVING	10	58,888,000	4%	3%
EPOCH SENIOR LIVING, INC.	6	53,354,000	3%	3%
LIBERTY HEALTHCARE	14	49,581,000	3%	3%
LIFE CARE CENTERS OF AMERICA, INC.	6	46,705,000	3%	3%
THE NEWTON GROUP, LLC	4	42,376,000	3%	2%
INTEGRATED HEALTH SERVICES*	7	30,334,000	2%	2%
AMERICAN HEALTH CENTERS	6	22,495,000	2%	2%
OTHER—PUBLIC COMPANIES	23	78,908,000	5%	7%
OTHER	68	314,735,000	20%	14%

	331	$1,563,437,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT	$30,505,000
CASH DEPOSITS	$15,398,000
CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT	$48,000,000	3%
SENIOR DEBT	$690,136,000	43%
EQUITY (UNDEPRECIATED BOOK BASIS)	$864,529,000	54%

CURRENT YEAR ACQUISITIONS
2 SKILLED NURSING FACILITIES	242 BEDS	$9,077,000
1 ASSISTED LIVING FACILITIES	74 UNITS	4,586,000

		$13,663,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2003

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT
Q3 2003	31,000,000
Q4 2003	41,500,000	(1)
Q1 2004	23,750,000
Q3 2004	44,000,000
Q4 2004	55,000,000	(2)
Q1 2005	18,000,000
2006	63,500,000
2007	85,000,000
2008	65,000,000	(3)
2009	50,000,000
2010	—
2011	—
2012	100,000,000
THEREAFTER	3,000,000

	$579,750,000

(1)	Includes $41,500,000 of 7.6% MTNs putable November of 2003, ‘08, ‘13, ‘18, '23 with a final maturity in 2028.
(2)	Includes $55,000,000 of 6.9% MTNs putable October of 2004, ‘07, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.
(3)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES

2004	$720,000	2
2005	943,000	1
2006	17,501,000	40
2007	5,638,000	13
2008	2,477,000	5
2009	2,923,000	5
2010	15,034,000	31
2011	6,008,000	19
2012	17,526,000	24
THEREAFTER	76,480,000	160

	$145,250,000	300

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2003

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES

2003	$5,476,000	4
2004	4,050,000	1
2005	4,624,000	6
2006	10,045,000	4
2007	19,086,000	3
2008	5,559,000	1
2009	874,000	—
2010	1,022,000	—
2011	6,751,000	2
2012	1,244,000	—
THEREAFTER	44,257,000	10

	$102,988,000	31

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED JUNE 30, 2003 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 49 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENTS

	Three Months Ended June 30, 2003	Six Months Ended June 30, 2003

Rental income	$3,693	$7,386
Expenses:
Interest and amortization of deferred financing costs	1,206	2,402
Depreciation and amortization	750	1,499
General and administrative	151	296

	2,107	4,197

Net income	$1,586	$3,189

BALANCE SHEET

ASSETS		LIABILITIES AND EQUITY
Investments in real estate:
Land	$ 13,410	Notes and bonds payable	$60,812
Buildings and improvements	107,829	Accounts payable and accr. liab.	3,718
	121,239	Equity:
Less accumulated depreciation	(3,443)	Capital Contributions	65,501
	117,796	Distributions	(12,200)
Cash and cash equivalents	5,579	Cumulative net income	7,048
Other assets	1,504	Total equity	60,349

	$124,879		$124,879